EXHIBIT 13.2
Grupo TMM, S.A.B.
SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER
     I, Jacinto Marina Cortes, the Chief Financial Officer of Grupo TMM, S.A.B. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
     1. the Company’s annual report on Form 20-F for the year ended December 31, 2008, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 30, 2009

/s/ Jacinto Marina Cortes

Jacinto Marina Cortes
Chief Financial Officer

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